Exhibit 10.6

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 29th day of June, 2017, by and among MAUI ACQUISITION CORP., a Delaware corporation ("Holdings"), SAFARILAND, LLC, a Delaware limited liability company ("Safariland"), SAFARILAND GLOBAL SOURCING, LLC, a Delaware limited liability company ("Global Sourcing"), HORSEPOWER, LLC, a Delaware limited liability company ("Horsepower"), MUSTANG SURVIVAL HOLDINGS, INC., a Delaware corporation ("Mustang Holdings"), MUSTANG SURVIVAL, INC., a Washington corporation ("Mustang Survival"), MUSTANG SURVIVAL MFG, INC., a Delaware corporation ("Mustang Manufacturing"), MED-ENG, LLC, a Delaware limited liability company ("Med-Eng"), TACTICAL COMMAND INDUSTRIES, INC., a California corporation ("TCI"), SENCAN HOLDINGS, LLC, a Delaware limited liability company ("Sencan Holdings"), ATLANTIC TACTICAL, INC., a Pennsylvania corporation ("ATI"), VIEVU, LLC, a Washington limited liability company ("Vievu"), LAWMEN’S DISTRIBUTION, LLC, a Delaware limited liability company ("Lawmen’s"), SAFARILAND DISTRIBUTION, LLC, a Delaware limited liability company ("Distribution"), UNITED UNIFORM DISTRIBUTION, LLC, a Delaware limited liability company ("UUD" and, together with Holdings, Safariland, Global Sourcing, Horsepower, Mustang Holdings, Mustang Survival, Mustang Manufacturing, Med-Eng, TCI, Sencan Holdings, ATI, Vievu, Lawmen’s and Distribution, collectively, "U.S. Borrowers"), MUSTANG SURVIVAL ULC, a British Columbia unlimited liability company ("Canadian Borrower"; together with U.S. Borrowers, collectively, "Borrowers"), MED-ENG HOLDINGS ULC, a British Columbia unlimited liability company ("Med-Eng ULC"; together with Borrowers, collectively, "Obligors"), as Canadian Guarantor, the financial institutions party thereto from time to time as lenders (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders ("Agent").

Recitals:

Agent, Lenders and Obligors are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of November 18, 2016 (the "Original Loan Agreement"), as amended by that certain Consent and First Amendment to Second Amended and Restated Loan and Security Agreement dated May 1, 2017 (the "First Amendment") and that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated June 1, 2017 (the "Second Amendment"; the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, and as at any time further amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which Agent and Lenders have made extensions of credit and other financial accommodations available to Borrowers.

Obligors have requested that Agent and Lenders amend the First Amendment and the Loan Agreement as hereinafter set forth.

Subject to the terms and conditions set forth in this Amendment, Agent and Lenders are willing to amend the First Amendment and the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.       Amendments to First Amendment. Upon satisfaction of the conditions precedent set forth in Section 9 of this Amendment, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent, the First Amendment shall be amended as follows:

(a)       By deleting clause (a) set forth on page 2 of the First Amendment and by substituting the following in lieu thereof:

(a)       (i) the distribution to Safariland by Horsepower of all of the issued and outstanding Equity Interests of Canadian Borrower, (ii) Safariland subscribing for additional Equity Interests of Canadian Borrower for an aggregate subscription price of up to an aggregate principal amount of Cdn $2,500,000, (iii) Safariland and Canadian Borrower entering into a set-off agreement, pursuant to which the obligation of Safariland to deliver the aggregate subscription price for such Equity Interests to Canadian Borrower is set off against an equal amount owing by Canadian Borrower to Safariland under the Canadian IDA, and (iv) Safariland and Canadian Borrower amending and restating the Canadian IDA to reflect the reduction of the indebtedness evidenced thereby by such amount;

(b)       By deleting clause (bb) set forth on page 4 of the First Amendment and by substituting the following in lieu thereof:

(bb)       the conversion by Canadian Borrower of an amount not to exceed $8,000,000 of contributed surplus to legally stated capital;

(c)       By adding the following clause immediately before the "." set forth at the end of Section 2 of the First Amendment:

; provided, that Borrowers shall have an additional sixty (60) days after such date to open any Deposit Accounts at banking institutions located in the Netherlands required in order to transfer funds as contemplated by the Final Foreign Restructuring Transactions and to complete such fund transfers.

(d)       By deleting each reference to "June 30, 2017" set forth at the beginning of Section 11 of the First Amendment and by substituting in lieu thereof, in each case, a reference to "August 4, 2017."

3.       Amendments to Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 9 of this Amendment, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent, the Loan Agreement shall be amended as follows:

(a)       By deleting the definition of "Canadian IDA" from Section 1.1 of the Loan Agreement and by substituting the following in lieu thereof:

Canadian IDA: (a) prior to the consummation of the Final Foreign Restructuring Transactions, the loan from Safariland to Canadian Borrower in the amount of Cdn $10,713,951 pursuant to an intercompany debt agreement dated March 22, 2013, as the same may be partially repaid and amended and restated as contemplated by clause (a) of the Final Foreign Restructuring Transactions, and (b) after the consummation of the Final Foreign Restructuring Transactions, each of the Mustang IDA and the Med-Eng IDA.

(b)       By (i) deleting the word "and" set forth at the end of clause (c) of the definition of "Excluded Collateral" set forth in Section 1.1 of the Loan Agreement, (ii) deleting the "." set forth at the end of clause (d) of the definition of "Excluded Collateral" set forth in Section 1.1 of the Loan Agreement and by substituting in lieu thereof ", and" and (iii) by adding a new clause (e) to the definition of "Excluded Collateral" set forth in Section 1.1 of the Loan Agreement as follows:

(e)       any Property located outside of the United States or Canada that is acquired in connection with or after the consummation of the Final Foreign Restructuring Transactions by Horsepower, solely in its capacity as nominee or trustee (or any similar or comparable relationship) for Dutch CV Holdco, in Horsepower's capacity as general or managing partner of Dutch CV Holdco pursuant to the Organic Documents of Dutch CV Holdco as in effect immediately after the consummation of the Final Foreign Restructuring Transactions.

(c)       By (i) deleting the word "or" set forth at the end of Section 11.1(n) of the Loan Agreement, (ii) deleting the "." set forth at the end of Section 11.1(o) of the Loan Agreement and by substituting in lieu thereof ", or" and (iii) by adding a new Section 11.1(p) to the Loan Agreement as follows:

(p)       after the consummation of the Final Foreign Restructuring Transactions, Horsepower shall hold or acquire Property with a fair market or book value (whichever is more) in excess of $250,000 other than (i) 0.01% of the Equity Interests of Dutch CV Holdco and (ii) Property of the type described in clause (e) of the definition of Excluded Collateral.

4.       Ratification and Reaffirmation. Each Obligor hereby ratifies and reaffirms the Obligations, the Loan Agreement and each of the other Loan Documents and all of such Obligor's covenants, duties, indebtedness and liabilities under the Loan Agreement and the other Loan Documents.

5.       Acknowledgments and Stipulations. Each Obligor acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); and the security interests and Liens granted by such Obligor in favor of Agent are duly perfected security interests and Liens having the priority set forth in the Intercreditor Agreement.

6.       Representations and Warranties. Each Obligor represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists immediately prior to or immediately after giving effect to this Amendment; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or limited liability company action on the part of Obligors and this Amendment has been duly executed and delivered by Obligors; and all of the representations and warranties made by Obligors in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date.

7.       Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

8.       Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default in accordance with the terms and conditions set forth in Section 11.1 of the Loan Agreement.

9.       Conditions Precedent. The effectiveness of the amendments contained in Section 2 and Section 3 of this Amendment are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

(a)       Agent shall have received a duly signed counterpart of this Amendment from Obligors and each Lender;

(b)       Agent shall have received a copy of a duly signed amendment to the Term Loan Agreement providing for consents and amendments substantially identical to the consents and amendments provided for herein; and

(c)       Agent shall have received such other documents, instruments and agreements as shall be requested by Agent in its reasonable discretion.

10.       Expenses of Agent. Obligors further agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

11.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of law principles.

12.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.       No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14.       Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

15.       Further Assurances. Obligors agree to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16.       Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17.       Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

18.        Parallel Liability.

(a)                In this Section 18, (i) "Corresponding Liabilities" means all present and future liabilities and contractual and non-contractual obligations of an Obligor under or in connection with the Loan Agreement, as amended by this Amendment, and the other Loan Documents, but excluding its Parallel Liability, and (ii) "Parallel Liability" means an Obligor's undertaking pursuant to this Section 18.

(b)                Each Obligor irrevocably and unconditionally undertakes to pay to Agent an amount equal to the aggregate amount of its Corresponding Liabilities (as these may exist from time to time).

(c)                The parties hereto agree that:

(i)       an Obligor's Parallel Liability is due and payable at the same time as, for the same amount of and in the same currency as its Corresponding Liabilities;

(ii)       an Obligor's Parallel Liability is decreased to the extent that its Corresponding Liabilities have been irrevocably paid or discharged and its Corresponding Liabilities are decreased to the extent that its Parallel Liability has been irrevocably paid or discharged;

(iii)       an Obligor's Parallel Liability is independent and separate from, and without prejudice to, its Corresponding Liabilities, and constitutes a single obligation of such Obligor to Secured Parties (even though such Obligor may owe more than one Corresponding Liability to Secured Parties under the Loan Documents) and an independent and separate claim of Secured Parties to receive payment of that Parallel Liability (in its capacity as the independent and separate creditor of that Parallel Liability and not as a co-creditor in respect of the Corresponding Liabilities); and

(iv)       for purposes of this Section 18, Agent acts in its own name and not as agent, representative or trustee of Secured Parries and accordingly holds neither its claim resulting from a Parallel Liability nor any security agreement securing a Parallel Liability on trust.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

OBLIGORS:

MAUI ACQUISITION CORP.

SAFARILAND, LLC

SAFARILAND GLOBAL SOURCING, LLC

HORSEPOWER, LLC

MUSTANG SURVIVAL HOLDINGS, INC.

MUSTANG SURVIVAL, INC.

MUSTANG SURVIVAL MFG, INC.

MED-ENG, LLC

TACTICAL COMMAND INDUSTRIES, INC.

SENCAN HOLDINGS, LLC

ATLANTIC TACTICAL, INC.

VIEVU, LLC

LAWMEN'S DISTRIBUTION, LLC

SAFARILAND DISTRIBUTION, LLC

UNITED UNIFORM DISTRIBUTION, LLC

MUSTANG SURVIVAL ULC

MED-ENG HOLDINGS ULC

By:	/s/ SCOTT HARRIS
Scott Harris, Chief Financial Officer

[Signatures continued on following page.]

Third Amendment to Second Amended and Restated Loan and Security Agreement (Safariland)

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ JOHN M. OLSEN
John M. Olsen, Senior Vice President

U.S. LENDER AND ISSUING BANK:

BANK OF AMERICA, N.A.

By:	/s/ JOHN M. OLSEN
John M. Olsen, Senior Vice President

[Signatures continued on following page.]

Third Amendment to Second Amended and Restated Loan and Security Agreement (Safariland)

CANADIAN LENDER AND ISSUING BANK:

BANK OF AMERICA, N.A. (acting through its Canada branch)

By:	/s/ SYLWIA DURKIEWICZ
Name:	Sylwia Durkiewicz
Title:	Vice President

Third Amendment to Second Amended and Restated Loan and Security Agreement (Safariland)